Exhibit 99.2
1 OFFICE PROPERTIES INCOME TRUST INVESTOR PRESENTATION November 2024 Washington, DC

2 OFFICE PROPERTIES INCOME TRUST This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: OPI's future leasing activity and pipeline and options to address upcoming debt maturities. Forward-looking statements reflect OPI's current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause OPI's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause OPI's actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: OPI's ability to successfully take actions to address the current substantial doubt as to its ability to continue as a going concern; OPI's ability to make required payments on debt or refinance debts as they mature or otherwise become due; OPI's ability to maintain sufficient liquidity, including the availability of borrowings under its revolving credit facility and its ability to obtain new debt financing, and otherwise manage leverage; OPI's ability to comply with the terms of its debt agreements and meet financial covenants; OPI’s ability to effectively raise and balance its use of debt and equity capital; the extent to which changes and trends in office space utilization and needs, including due to remote work arrangements, continue to impact demand for office space at OPI’s properties; the satisfaction or waiver of the conditions to the private exchange described herein; whether OPI’s tenants will renew or extend their leases and not exercise early termination options pursuant to their leases or that OPI will obtain replacement tenants on terms as favorable to OPI as its prior leases; OPI’s ability to increase or maintain occupancy at its properties on terms desirable to OPI, and OPI’s ability to increase rents when its leases expire or renew; competition within the commercial real estate industry, particularly in the markets in which OPI’s properties are located; the impact of unfavorable market and commercial real estate industry conditions due to high interest rates, prolonged high inflation, labor market challenges, supply chain disruptions, volatility in the public equity and debt markets and in commercial real estate markets, generally and in the sectors OPI operates, geopolitical instability and tensions, economic downturns or a possible recession or changes in real estate utilization, among other things, on OPI and its tenants; the likelihood that OPI's tenants will pay rent or be negatively impacted by continuing unfavorable market and commercial real estate industry conditions or government budget constraints; OPI's ability to manage its capital expenditures and other operating costs effectively and to maintain and enhance its properties and their appeal to tenants; the financial strength of OPI's tenants; OPI’s ability to sell properties at prices it targets; OPI's tenant and geographic concentration; risks and uncertainties regarding the costs and timing of development, redevelopment and repositioning activities, including as a result of prolonged high inflation, cost overruns, supply chain challenges, labor shortages, construction delays or inability to obtain necessary permits or volatility in the commercial real estate markets; OPI's ability to acquire properties that realize its targeted returns; OPI's credit ratings; OPI's ability to pay distributions to its shareholders and to maintain or increase the amount of such distributions; the ability of OPI's manager, The RMR Group LLC (“RMR”), to successfully manage OPI; compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters; the impact of any U.S. government shutdown or failure to increase the government debt ceiling on OPI's ability to collect rents and pay its operating expenses, debt obligations and distributions to shareholders on a timely basis; actual and potential conflicts of interest with OPI's related parties, including its Managing Trustees, RMR, Sonesta International Hotels Corporation, and others affiliated with them; limitations imposed by and OPI's ability to satisfy complex rules to maintain OPI's qualification for taxation as a REIT for U.S. federal income tax purposes; acts of terrorism, outbreaks of pandemics or other public health safety events or conditions, war or other hostilities, global climate change or other manmade or natural disasters beyond OPI's control; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in OPI's periodic filings. The information contained in OPI's filings with the SEC, including under the caption "Risk Factors" in its periodic reports, or incorporated therein, identifies other important factors that could cause differences from the forward-looking statements in this presentation. OPI's filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon OPI's forward-looking statements. Except as required by law, OPI does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. WARNING REGARDING FORWARD LOOKING STATEMENTS

3 OFFICE PROPERTIES INCOME TRUST No Offer or Sale OPI is offering and selling the 3.25% senior secured notes due 2027, related guarantees and common shares of beneficial interest of OPI ("Exchange Shares") only by, and pursuant to, the terms of the exchange agreement with the parties thereto ("Exchange Agreement"). The securities offered thereunder have not been and will not be registered under the Securities Act of 1933 (the “Act”) and may not be offered or sold in the United States or to U.S. persons (other than distributors) except in accordance with the provisions of Regulation S and as permitted under the Act and applicable state securities laws pursuant to registration or an applicable exemption from any registration requirement (subject to specified registration rights provided pursuant to the Exchange Agreement in respect of common shares of beneficial interest). Hedging transactions with respect to the Exchange Shares may not be conducted unless in compliance with the Act and Regulation S. This presentation is being made for informational purposes only and does not constitute an offer to purchase securities or a solicitation of an offer to sell any securities or an offer to sell or the solicitation of an offer to purchase any securities, nor does it constitute an offer or solicitation in any jurisdiction in which such offer or solicitation is unlawful. Notes Regarding Certain Information in this Presentation This presentation contains industry and statistical data that OPI obtained from various third party sources. Nothing in the data used or derived from third party sources should be construed as investment advice. Some data and other information presented are also based on our good faith estimates and beliefs, derived from our review of internal surveys and independent sources and our experience. OPI believes that these external sources, estimates and beliefs are reliable and reasonable, but OPI has not independently verified them. Although OPI is not aware of any misstatements regarding the data presented herein, these estimates and beliefs involve inherent risks and uncertainties and are based on assumptions that are subject to change. Unless otherwise expressly noted, (1) all data presented are as of or for the three months ended September 30, 2024, (2) references to “weighted average” mean a weighted average by annualized rental income, (3) references to “annualized rental income” mean the annualized contractual rents, as of September 30, 2024, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions, including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants (annualized rental income may differ from actual historical rental revenues calculated pursuant to U.S. Generally Accepted Accounting Principles, or GAAP), and (4) all data presented excludes two properties, which are encumbered by a $45 million of mortgage note, owned by an unconsolidated joint venture in which OPI owns a 51% interest. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures including NOI and Cash NOI. Calculations of, and reconciliations for these metrics to the closest GAAP metrics, are included in an Appendix hereto. OPI believes these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of OPI's operating performance between periods and with other REITs and, in the case of NOI and Cash NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of OPI's properties. Please refer to Non-GAAP Financial Measures and Certain Definitions in the Appendix for terms used throughout this presentation. DISCLAIMERS AND NON-GAAP FINANCIAL MEASURES

4 OFFICE PROPERTIES INCOME TRUST OPI Announces Entry into Private Exchange Agreement with Certain Noteholders to Address 2025 Debt Maturities Fort Mill, SC 4

5 OFFICE PROPERTIES INCOME TRUST Note: All information is as of or for the trailing twelve months ended September 30, 2024, except where otherwise indicated. (1) See page 6 for information on the 2024 Exchange Notes. TRANSACTION OVERVIEW Carlsbad, CA • Office Properties Income Trust (“OPI”, or the “Company”) entered into an agreement providing for a private debt exchange for an aggregate principal amount of up to $340 million of outstanding senior unsecured notes due 2025 for up to $445 million of new 3.25% senior secured notes due 2027 (the “New Senior Secured Notes"), 19.9% of OPI’s common equity and certain cash premiums with an ad hoc group of noteholders of its senior unsecured notes due 2025. – Certain noteholders party to the exchange agreement have agreed to purchase for cash any new 3.25% senior secured notes due 2027 that are not issued in exchange for senior unsecured notes due 2025. • The New Senior Secured Notes will be secured or supported by: – First-priority liens on 35 properties with a Gross Book Value (“GBV”) of ~$1,287 million; – Second-priority liens on 19 additional properties that currently secure OPI’s 2024 Exchange Notes(1) with a GBV of ~$717 million; – Guarantees from certain of OPI's other subsidiaries, including (i) each subsidiary that secures OPI's February 2024 senior secured notes due 2029 and (ii) each wholly owned subsidiary holding any unencumbered properties. • The New Senior Secured Notes will require $6.5 million of quarterly principal amortization, starting on March 31, 2025, and a mandatory redemption of $125 million by March 1, 2026. – The amount of the mandatory redemption will be reduced by prior redemptions by OPI of the New Senior Secured Notes, including redemptions in connection with asset sales, but excluding the quarterly principal amortization.

OFFICE PROPERTIES INCOME TRUST

OPI SENIOR SECURED NOTES AND FIRST LIEN COLLATERAL PROPERTY STATISTICS

	Item	New Senior Secured Notes	2024 Exchange Notes[1]	February 2024 Senior Secured Notes
Note Statistics	Maturity	3/15/2027	9/30/2029	3/31/2029
	Face Value of New Notes	$445M	$610M	$300M
	Special Mandatory Principal Amortization	$125M by 3/1/2026[2]	None	None
First Lien Collateral Statistics[3][4]	GBV of First Lien Collateral	$1,287M	$717M	$619M
	Rentable Square feet	4,520,910	3,207,807	2,126,099
	LTM Cash NOI	$51.8M	$32.0M	$37.9M
	WALT by Annualized Rental Income	6.5	7.8	9.2
	% of Rental Revenue from Multi-tenant Properties	52.2%	29.8%	52.4%
	Subsidiary Guarantees from Non-Collateral Subsidiaries	Yes	No	No

(1) Includes $42.6 million of new 9.0% senior secured notes due 2029 issued on October 8, 2024 and $567.4 million of new 9.0% senior secured notes due 2029 issued on June 20, 2024.
(2) $125 million may be paid early based on timing of asset sales (see *$445 Million Senior Secured Notes Due 2027 Cash Flow Schedule* slide, which represents the Company's estimated base case forecast for collateral asset sales).
(3) As of and for the twelve months ended September 30, 2024.
(4) The $610 million of 2024 Exchange Notes issued in June 2024 and October 2024 are also secured by second-priority liens on 19 additional properties that secure OPI's $425 million revolving credit facility. The $445 million of New Senior Secured Notes are also secured by second-priority liens on 19 additional properties that secure the 2024 Exchange Notes.

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7 OFFICE PROPERTIES INCOME TRUST $445 MILLION SENIOR SECURED NOTES DUE 2027 FIRST LIEN COLLATERAL PROPERTIES(1) Collateral Pool Statistics Number of Properties 35 Rentable Square Feet (millions) 4.5 % Investment Grade Tenants 56% WALT by Revenue (years) 6.5 LTM Cash NOI $51.8M Gross Book Value (GBV) $1,287M Capital Expenditures (TTM) Building Capital $5.1M Leasing Capital $12.3M Committed Leasing Obligations $13.9M Select Collateral Properties 20 Massachusetts Avenue, NW Washington, D.C. Primary Tenant: Sonesta DC Hotel LLC GBV: $287 million 7001 Columbia Gateway Drive Baltimore, MD Primary Tenant: Merkle Group, Inc. GBV: $31 million 11 Dupont Circle, NW Washington, D.C. Primary Tenant: American Enterprise Institute for Public Policy Research GBV: $110 million Note: All information is as of or for the trailing twelve months ended September 30, 2024. (1) Notes are secured by first lien collateral (see page 11 for additional information regarding these properties) and second-priority liens on 19 additional properties that secure the 2024 Exchange Notes.

8 OFFICE PROPERTIES INCOME TRUST $445 MILLION SENIOR SECURED NOTES DUE 2027 CASH FLOW SCHEDULE Projected Asset Sale Schedule (dollars in thousands) Mandatory Principal Repayment in Q1’26 (assuming no asset sales) (dollars in thousands) (1) Represents the Company’s estimated base case forecast for collateral asset sales. (2) Required principal repayment of $125 million due March 1, 2026, unless paid sooner from certain voluntary or mandatory redemptions, including proceeds from collateral asset sales. Item Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Q4'26 Beginning Principal Balance $ 445,000 $ 438,500 $ 432,000 $ 425,500 $ 419,000 $ 287,500 $ 281,000 $ 274,500 Scheduled Amortization (6,500) (6,500) (6,500) (6,500) (6,500) (6,500) (6,500) (6,500) Additional Principal Repayment(2) - - - - (125,000) - - - Ending Principal Balance $ 438,500 $ 432,000 $ 425,500 $ 419,000 $ 287,500 $ 281,000 $ 274,500 $ 268,000 Interest Payment $ 3,616 $ 3,563 $ 3,510 $ 3,457 $ 3,404 $ 2,336 $ 2,283 $ 2,230 Interest + Scheduled Amortization $ 10,116 $ 10,063 $ 10,010 $ 9,957 $ 9,904 $ 8,836 $ 8,783 $ 8,730 Amount Outstanding $ 445,000 $ 438,500 $ 432,000 $ 425,500 $ 419,000 $ 287,500 $ 281,000 $ 274,500 Effective Cash Yield (Annualized) 9.09% 9.18% 9.27% 9.36% 9.46% 12.29% 12.50% 12.72% Remaining Special Principal Repayment(2) 125,000 125,000 125,000 125,000 - - - - Item Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Q4'26 Beginning Principal Balance $ 445,000 $ 405,191 $ 323,982 $ 317,482 $ 310,982 $ 287,500 $ 281,000 $ 274,500 Scheduled Principal Amortization (6,500) (6,500) (6,500) (6,500) (6,500) (6,500) (6,500) (6,500) Additional Principal Repayment(1)(2) (33,309) (74,709) - - (16,982) - - - Ending Principal Balance $ 405,191 $ 323,982 $ 317,482 $ 310,982 $ 287,500 $ 281,000 $ 274,500 $ 268,000 Interest Payment $ 3,616 $ 3,292 $ 2,632 $ 2,580 $ 2,527 $ 2,336 $ 2,283 $ 2,230 Interest + Scheduled Amortization $ 10,116 $ 9,792 $ 9,132 $ 9,080 $ 9,027 $ 8,836 $ 8,783 $ 8,730 Amount Outstanding $ 445,000 $ 405,191 $ 323,982 $ 317,482 $ 310,982 $ 287,500 $ 281,000 $ 274,500 Effective Cash Yield (Annualized) 9.09% 9.67% 11.28% 11.44% 11.61% 12.29% 12.50% 12.72% Remaining Special Principal Repayment(2) 91,691 16,982 16,982 16,982 - - - -

OFFICE PROPERTIES INCOME TRUST

PRO FORMA METRICS & DEBT MATURITIES SCHEDULE

Pro Forma Credit Metrics[1]

$145.9M Cash & Cash Equivalents	**$2,568.5M** Total Debt	**37.1%** Secured Debt / Adjusted Total Assets
48.7% Total Debt / Adj. Total Assets	**198.8%** Unencumbered Assets / Unsecured Debt	**1.65x** Consol. Income Avail. for Debt Service / Annual Debt Service

Future Sources & Uses of Liquidity

- OPI intends to repurchase, redeem or repay the remaining $113.6 million of outstanding senior unsecured notes due 2025 with cash in connection with the consummation of the Exchange.
- Under agreement to sell 16 non-collateral properties consisting of approximately 1.45 million sq. ft. for an aggregate sales price of $93.0 million, excluding closing costs.[2]
  - OPI is not required to use these proceeds to repay the New Senior Secured Notes pursuant to $150 million asset sale proceeds basket.
- OPI expects to repay $108.0 million of New Senior Secured Notes from collateral asset sales in 2025.[3]
- OPI continues to evaluate its portfolio and may sell additional properties in the future.

Pro Forma Debt Profile[1]


Variable Rate, 17%
Fixed Rate, 83%
Unsecured Debt, 24%
Secured Debt, 76%

Pro Forma Debt Maturities[1]

(dollars in millions)


$114
$26
$291
$140
$151
$774
$425
$81
$268
$123
$910
$330
2025
2026
2027
2028
2029
2030
2031+
Existing Debt
New Sr. Secured Notes
Secured Credit Agreement

(1) As of October 30, 2024 as adjusted for OPI drawing $125 million on its credit facility, exchange of an aggregate of $37.3 million of its senior unsecured notes due 2025 for $42.6 million of 9.0% senior secured notes due 2029 and 4.0 million common shares in October and November 2024, a property sale that was completed in November 2024 and this private debt exchange for an aggregate principal amount of $340.0 million of outstanding senior unsecured notes due 2025 for $445.0 million of 3.25% senior secured notes due 2027 and $25 million of premiums to certain noteholders as part of the exchange.
(2) As of November 23, 2024.
(3) See *$445 Million Senior Secured Notes Due 2027* slide, which represents the Company's estimated base case forecast for collateral asset sales.

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OFFICE PROPERTIES INCOME TRUST

PRO FORMA CAPITAL STRUCTURE

(As of October 30, 2024)

Capitalization Table *($ in '000)*	**Historical**	**Adj.**	**Pro Forma Balance**
Secured Floating Rate Debt:			
$325,000 secured revolving credit facility[1]	$325,000		$325,000
$100,000 secured term loan	100,000		100,000
Secured Fixed Rate Debt:			
NEW EXCHANGE SECURED NOTE DUE 2027	*$ -*	***$445,000***	***$445,000***
Senior secured notes due 2029	300,000		300,000
Senior secured notes due 2029 (the 2024 Exchange Notes)[2]	609,999		609,999
Mortgage debt - One property	42,700		42,700
Mortgage debt - One property	26,340		26,340
Mortgage debt - Two properties	54,300		54,300
Mortgage debt - One property	30,680		30,680
Mortgage debt - One property	8,400		8,400
Mortgage debt - One property	14,900		14,900
Total Secured Debt	**$1,512,319**		**$1,957,319**
Unsecured Fixed Rate Debt:			
Senior unsecured notes due 2025[2]	$453,600	($340,000)	$113,600
Senior unsecured notes due 2026	140,488		140,488
Senior unsecured notes due 2027	80,784		80,784
Senior unsecured notes due 2031	114,355		114,355
Senior unsecured notes due 2050	162,000		162,000
Total Unsecured Fixed Rate Debt	**$951,227**		**$611,227**
Total Debt	**$2,463,546**		**$2,568,546**
Cash and Cash Equivalents[3]	$146,400	($500)	$145,900
Total Net Debt	**$2,317,146**		**$2,422,646**

(1) On October 4, 2024, OPI borrowed $125 million under its revolving credit facility. As of October 30, 2024, OPI was fully drawn under its revolving credit facility.
(2) In October and November 2024, OPI exchanged an aggregate of $37.3 million of its senior unsecured notes due 2025 for $42.6 million of new 9.0% senior secured notes due 2029 and approximately 4.0 million common shares.
(3) Cash and Cash Equivalents of $146.4 million as of October 30, 2024 adjusted for the sale of one property in November 2024 for net proceeds of $24.5 million and $25 million of premiums to certain noteholders as part of the exchange.

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OFFICE PROPERTIES INCOME TRUST

$445 MILLION SENIOR SECURED NOTES DUE 2027 FIRST LIEN COLLATERAL PROPERTIES

#	Address	City	State	SF	Occupancy	WALT by Revenue	Year Built / Renovated	Primary Tenant Credit Rating	Annualized Rental Income ($M)	LTM Cash NOI ($M)	Gross Book Value ($M)
1	20 Massachusetts Avenue NW	Washington	D.C.	427,690	56%	28.9	2023	Not Rated	$10.8	-$1.0 (1)	$286.9
2	625 Indiana Avenue, NW	Washington	D.C.	165,439	95%	7.0	2023	AAA/Aaa	$7.7	$4.0	$64.8
3	530 Gaither Road	Rockville	MD	216,060	100%	5.3	2009	Not Rated	$7.4	$2.2	$60.5
4	8800 Tinicum Boulevard	Philadelphia	PA	441,000	100%	0.3	2000	A/A	$7.0	$5.7	$54.8
5	11 Dupont Circle, NW	Washington	D.C.	159,241	75%	7.7	2022	Not Rated	$7.0	$1.7	$109.9
6	8675,8701-8711 Freeport Pkwy and 8901 Esters Blvd	Irving	TX	458,338	100%	0.7	1990	AA/Aa	$6.3	$6.2	$61.4
7	One Jefferson Road	Parsippany	NJ	100,010	100%	0.9	2009	Not Rated	$4.5	$3.2	$23.7
8	1401 K Street, NW	Washington	D.C.	130,230	59%	5.8	2016	Not Rated	$3.9	$1.3	$85.3
9	520 Gaither Road	Rockville	MD	139,120	100%	7.4	2008	BBB/Baa	$3.9	$1.3	$45.7
10	540 Gaither Road	Rockville	MD	130,820	83%	2.0	2017	BB/Ba	$3.8	$2.4	$38.2
11	2115 O'Nel Drive	San Jose	CA	98,874	100%	2.0	2013	A/A	$3.6	$2.6	$24.4
12	9960 Mayland Drive	Richmond	VA	173,932	99%	2.3	1994	AAA/Aaa	$3.6	$2.4	$27.8
13	45600 Woodland Road	Sterling	VA	109,751	100%	0.5	2008	AAA/Aaa	$3.3	$2.2	$26.6
14	446 Wrenplace Road	Fort Mill	SC	150,000	100%	7.0	2019	Not Rated	$3.0	$2.6	$35.4
15	47131 Bayside Parkway	Fremont	CA	100,728	100%	2.3	1990	Not Rated	$2.6	$2.0	$17.2
16	45610 Woodland Road	Sterling	VA	111,244	81%	5.1	2008	A/A	$2.5	$1.2	$27.6
17	10320 Little Patuxent Parkway	Columbia	MD	155,206	51%	3.6	2013	AA/Aa	$2.5	$0.9	$31.3
18	25 Newport Avenue Extension	Quincy	MA	92,549	100%	6.5	2009	AA/Aa	$2.4	$1.1	$17.1
19	7001 Columbia Gateway Drive	Columbia	MD	116,594	67%	5.7	2008	Not Rated	$2.4	$0.7	$30.9
20	11411 E. Jefferson Avenue	Detroit	MI	55,966	100%	0.3	2009	AAA/Aaa	$2.4	$1.5	$22.2
21	8900 Grand Oak Circle	Tampa	FL	67,916	100%	7.4	2008	AAA/Aaa	$2.1	$1.1	$15.4
22	4241 NE 34th Street	Kansas City	MO	87,993	100%	6.0	2021	AAA/Aaa	$2.1	$0.9	$12.0
23	2009-2011 Commerce Park Drive	Annapolis	MD	51,225	100%	12.6	2021	AAA/Aaa	$1.8	$1.0	$11.6
24	251 Causeway Street	Boston	MA	141,453	26%	0.0	1988	AAA/Aaa	$1.8	-$0.1	$30.1
25	7987 Ashton Avenue	Manassas	VA	69,374	100%	1.3	1989	AAA/Aaa	$1.7	$1.1	$13.8
26	4201 Patterson Avenue	Baltimore	MD	84,674	100%	0.6	2014	AAA/Aaa	$1.3	$0.5	$13.8
27	2544 Campbell Place	Carlsbad	CA	44,505	100%	6.3	2020	Not Rated	$1.2	$0.9	$6.9
28	1212 Pittsford - Victor Road	Pittsford	NY	54,500	100%	5.3	2003	A/A	$1.1	$0.4	$4.5
29	1511 East Common Street	New Braunfels	TX	62,812	100%	0.8	2005	A/A	$1.1	$1.0	$9.6
30	10b Airline Drive	Colonie	NY	64,361	100%	6.4	2004	AA/Aa	$1.0	$0.4	$10.7
31	100 North Washington Street	Boston	MA	49,376	45%	0.9	1985	Not Rated	$0.9	$0.2	$27.6
32	6315 Hillside Court	Columbia	MD	44,259	85%	1.4	2005	BBB/Baa	$0.8	$0.5	$6.1
33	126-132 North Washington Street	Boston	MA	12,580	100%	0.7	2019	Not Rated	$0.3	$0.1	$11.9
34	534 Gaither Road	Rockville	MD	2,590	100%	12.2	2017	Not Rated	$0.0	$0.0	$0.6
35	299 Jefferson Road	Parsippany	NJ	150,500	0%	0.0	2011	Not Rated	$0.0	-$0.4	$20.4
				4,520,910	**84%**	**6.5**			**$107.8**	**$51.8**	**$1,286.7**

(1) Pursuant to the lease agreement with Sonesta International Hotels Corporation, the tenant has free rent through January 2025. Annual base rent of approximately $6.7 million will be due beginning in February 2025 and increase 10% every five years throughout the term.

Note: All information is as of or for the trailing twelve months ended September 30, 2024.

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12 OFFICE PROPERTIES INCOME TRUST Washington, D.C. Appendix

13 OFFICE PROPERTIES INCOME TRUST CALCULATION AND RECONCILIATION OF NOI AND CASH NOI (dollars in thousands) Calculation of NOI and Cash NOI: Cash NOI: Reconciliation of Net (Loss) Income to NOI and Cash NOI: Cash NOI:

14 OFFICE PROPERTIES INCOME TRUST NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS Non-GAAP Financial Measures OPI presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the Securities and Exchange Commission, or the SEC, including NOI and Cash NOI. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net (loss) income as indicators of OPI's operating performance or as measures of OPI's liquidity. These measures should be considered in conjunction with net (loss) income as presented in OPI's condensed consolidated statements of income (loss). OPI considers these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net (loss) income. OPI believes these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of OPI's operating performance between periods and with other REITs and, in the case of NOI and Cash NOI reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of OPI's properties. NOI and Cash NOI The calculations of net operating income, or NOI, and Cash NOI exclude certain components of net (loss) income in order to provide results that are more closely related to OPI's property level results of operations. OPI calculates NOI and Cash NOI as shown on page 13. OPI defines NOI as income from OPI's rental of real estate less OPI's property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that OPI records as depreciation and amortization expense. OPI defines Cash NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. Other real estate companies and REITs may calculate NOI, Cash NOI differently than OPI does. Adjusted total assets and total unencumbered assets include the original cost of real estate assets calculated in accordance with GAAP before impairment writedowns, if any, and exclude depreciation and amortization, accounts receivable and intangible assets, as defined in OPI's debt agreements. Unencumbered assets is calculated as adjusted total assets for properties not securing debt. Annualized rental income is calculated using the annualized contractual base rents from OPI's tenants pursuant to its lease agreements as of September 30, 2024, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to OPI and excluding lease value amortization. Building capital generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets. Committed Leasing Obligations include leasing commissions and tenant improvements based on leases in effect as of September 30, 2024. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on early extinguishment of debt, gains and losses on sales of properties and equity in earnings of OPI's unconsolidated joint venture and including distributions from OPI's unconsolidated joint venture, if any, determined together with debt service for the period presented. GAAP is U.S. generally accepted accounting principles. G&A is general and administrative expenses. Gross book value of real estate assets is real estate properties at cost, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Investment grade tenants include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and/or (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 51% of annualized rental income as of September 30, 2024 were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 8% of annualized rental income as of September 30, 2024 were subsidiaries of an investment grade rated parent (although these parent entities are not liable for the payment of rents). Leasing capital generally include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space and leasing related costs, such as brokerage commissions and tenant inducements. Net debt is total debt less cash. Rentable Square Feet (or SF) represents total square feet available for lease as of the measurement date. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Total debt represents the outstanding principal balance as of the date reported. Total gross assets is total assets plus accumulated depreciation. WALT by Revenue or Weighted Average Remaining Lease Term is the average remaining lease term in years weighted based on annualized rental income.

15 OFFICE PROPERTIES INCOME TRUST INVESTOR PRESENTATION November 2024 Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458 OPIREIT.COM